[LETTERHEAD OF COOPERS & LYBRAND]


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 21, 1997 on our audits of the financial statements of Osteotech, Inc.


                                        /s/ Coopers & Lybrand LLP
                                            Coopers & Lybrand LLP


Princeton, New Jersey
December 12, 1997